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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)             May 13, 1999
                                                        ---------------------

                            ALLIANCE IMAGING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16334                  33-0239910
  ------------------------     ----------------------      -------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                       Identification No.)


                        1065 North PacifiCenter Drive,
                                   Suite 200
                           Anaheim, California 92806
                        -------------------------------
                        (Address of principal executive
                          offices including Zip Code)


                                (714) 688-7100
                        ------------------------------
                        (Registrant's telephone number,
                             including area code)



                                     N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                       1
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Item 2.  Acquisition or Disposition of Assets.

         On May 13, 1999, a wholly owned subsidiary of Alliance Imaging, Inc. (the "Company") consummated the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company acquired (the "Acquisition") all of the outstanding common stock of Three Rivers Holding Corp. ("Three Rivers"). Three Rivers is the surviving corporation. Each share of Three Rivers common stock was converted into the right to receive 4.9 shares of the Company's common stock. A copy of the Merger Agreement is incorporated herein by reference and is filed as EXHIBIT 2 hereto. The Company received a fairness opinion from J.P. Morgan Securities Inc., which is attached hereto as EXHIBIT 99.1.

         This event is the subject of press releases issued by the Company on April 14, 1999 and May 14, 1999, which are filed as EXHIBITS 99.2 and
         99.3 hereto and are incorporated herein by reference.

         In connection with the transaction, the Company (i) amended and restated its senior bank credit facility to add a new $70,000,000 term loan, (ii) supplemented the indenture governing its 9 5/8% Senior Subordinated Notes due 2005 and Floating Interest Rate Subordinated Term Securities due 2005 (the "Indenture") to add Three Rivers Holding Corp., SMT Health Services Inc. and their subsidiaries as guarantors and (iii) amended the Registration Rights Agreement with Newport Investment LLC ("Newport") to add certain Newport affiliates thereto and to provide registration rights for the shares of the Company's common stock issued to such affiliates in the merger. A copy of the Credit Agreement is attached hereto as EXHIBIT 99.4, a copy of the Fifth Supplemental Indenture is attached hereto as EXHIBIT 99.5 and a copy of Amendment No. 1 to the Registration Rights Agreement is attached hereto as EXHIBIT 99.6 and each of such documents are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a. Financial Statements of Business Acquired. Financial Statements are not included herein and shall be filed on or before July 27, 1999.

         b. Pro Forma Financial Information. Pro forma financial information is not included herein and shall be filed on or before July 27, 1999.

         c. Exhibits

Exhibit                                         Reference
No.

2.      Agreement and Plan of Merger dated      Incorporated herein by reference
        April 14, 1999, between the Company     to Exhibit 2 to the Form 8-K
        and Three Rivers                        filed by the Company on April
                                                15, 1999

99.1    Fairness Opinion of J.P. Morgan         Filed herewith

                                       2
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        Securities Inc. dated April 14, 1999

99.2    Press Release dated April 14, 1999      Incorporated herein by
                                                reference to Exhibit 2 to the
                                                Form 8-K filed by the Company on
                                                April 15, 1999

99.3    Press Release dated May 14, 1999        Filed herewith

99.4    Amended and Restated Credit             Filed herewith
        Agreement dated May 13, among the
        Company, Various Lending
        Institutions, Salomon Brothers Holding
        Company Inc and Bankers Trust
        Company

99.5    Fifth Supplemental Indenture between    Filed herewith
        the Company, various subsidiaries of
        the Company and IBJ Whitehall Bank
        & Trust Company dated May 13, 1999

99.6.   Amendment No. 1 dated May 13, 1999      Filed herewith
        to the Registration Rights Agreement
        dated December 18, 1997 between the
        Company and Newport


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLIANCE IMAGING, INC.
                                        (Registrant)

Dated May 24, 1999                      By: /s/ Richard N. Zehner
                                            -----------------------------
                                             Name:   Richard N. Zehner
                                             Title:  Chairman and Chief
                                                     Executive Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

        99.1            Fairness Opinion of J.P. Morgan Securities Inc. dated
                        April 14, 1999

        99.3            Press Release dated May 14, 1999

        99.4 Amended and Restated Credit Agreement dated May 13, among the Company, Various Lending Institutions, Salomon Brothers Holding Company Inc and Bankers Trust Company

        99.5 Fifth Supplemental Indenture between the Company, various subsidiaries of the Company and IBJ Whitehall Bank & Trust Company dated May 13, 1999

        99.6 Amendment No. 1 dated May 13, 1999 to the Registration Rights Agreement dated December 18, 1997 between the Company and Newport